Exhibit 99.1

CARRIZO AND CALLON ANNOUNCE RECORD DATES FOR RECONVENED SPECIAL MEETINGS

TO APPROVE MERGER AGREEMENT

HOUSTON, November 18, 2019 – Carrizo Oil & Gas, Inc. (NASDAQ: CRZO) and Callon Petroleum Company (NYSE: CPE) today made announcements regarding the record dates for their respective reconvened special meetings of shareholders to consider and vote on matters relating to the Agreement and Plan of Merger, as amended, by and between Callon and Carrizo.

Callon and Carrizo also announced that they will file later today supplemental proxy materials reflecting the amended terms of the merger agreement with the U.S. Securities and Exchange Commission (the “SEC”). In addition, Callon announced that it will file an updated investor presentation later today, which will also be available on the Investor Relations section of Callon’s website at https://ir.callon.com/.

As previously announced, on November 14, 2019, each of Carrizo and Callon convened and then adjourned, before conducting any business, their respective special meetings to provide their respective shareholders with time to consider and evaluate the merger in light of recent developments, including the amendment to the merger agreement dated as of November 13, 2019.

Carrizo Record Date (Close of Business on November 29, 2019)

The Carrizo special meeting is scheduled to be reconvened to consider and vote on matters relating to the merger agreement on December 20, 2019, at 9:00 a.m. Central Time, at Two Allen Center, The Forum, 1200 Smith Street, 12th Floor, Houston, Texas 77002. Carrizo has changed the record date from the close of business on October 7, 2019, to the close of business on November 29, 2019, for the determination of the holders of Carrizo’s common stock entitled to receive notice of, and to vote at, the reconvened Carrizo special meeting or any adjournments or postponements thereof. Carrizo adjourned the meeting to give its shareholders time to consider the revised terms of the merger and to allow Carrizo to solicit new proxies from Carrizo shareholders.

ANY PROXIES PREVIOUSLY SUBMITTED BY CARRIZO SHAREHOLDERS WITH RESPECT TO THE SPECIAL MEETING CONVENED AND ADJOURNED ON NOVEMBER 14, 2019 WILL NOT BE COUNTED. CARRIZO SHAREHOLDERS MUST SUBMIT A NEW PROXY IN ORDER FOR THEIR VOTES TO BE COUNTED.

The Carrizo Board recommends that Carrizo’s common shareholders vote FOR the merger agreement as well as all other proposals set forth in the proxy materials.

Callon Record Date (Close of Business on October 7, 2019)

Callon intends to reconvene, and then adjourn before conducting any business, its special meeting on December 13, 2019. The special meeting will be reconvened to consider and vote on matters relating to the merger agreement on December 20, 2019, at 9:00 a.m. Central Time, in the Advice & Counsel meeting room of the Hotel ZaZa, 9787 Katy Freeway, Houston, Texas 77024. The record date for the reconvened Callon special meeting, or any adjournments or postponements thereof, remains the close of business on October 7, 2019.

Valid proxies that have already been submitted will continue to be valid unless properly changed or revoked prior to the vote being taken at the reconvened Callon special meeting.

The Callon Board reiterates its belief that approving the Carrizo transaction is in the best interests of all Callon shareholders and urges all shareholders to vote FOR the proposals set forth in the proxy materials.

Carrizo Proxy Information

If you have any questions, need assistance in completing the proxy card, or need additional copies of the proxy materials, please call the firm assisting Carrizo with the solicitation of proxies:

MACKENZIE PARTNERS, INC.

TOLL-FREE at (800) 322-2885

Callon Proxy Information

If you have any questions, need assistance in completing the proxy card, or need additional copies of the proxy materials, please call the firm assisting Callon with the solicitation of proxies:

INNISFREE M&A INCORPORATED

TOLL-FREE at +1 (888) 750-5834 (From the U.S. or Canada)

About Carrizo

Carrizo Oil & Gas, Inc. is a Houston-based energy company actively engaged in the exploration, development, and production of oil and gas from resource plays located in the United States. Our current operations are principally focused on proven, producing oil and gas plays in the Eagle Ford Shale in South Texas and the Permian Basin in West Texas.

About Callon

Callon is an independent energy company focused on the acquisition and development of unconventional onshore oil and natural gas reserves in the Permian Basin in West Texas. This news release is posted on Callon’s website at www.callon.com, and will be archived for subsequent review under the “News” link on the top of the homepage.

Additional Information and Where to Find It

This communication is for information purposes only and does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any proxy, vote or approval with respect to the proposed transaction or otherwise, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No money, securities or other consideration is being solicited, and, if sent in response to the information contained herein, will not be accepted. The information contained herein should not be considered as a recommendation that any person should subscribe for or purchase any securities.

This communication shall not constitute a notice of redemption with respect to or an offer to purchase or sell (or the solicitation of an offer to purchase or sell) any preferred stock of Carrizo.

In connection with the proposed transaction, Callon filed a Registration Statement on Form S-4 on October 4, 2019 (the “Registration Statement”) with the SEC, that included a joint proxy statement of Carrizo and Callon, which also constitutes a prospectus of Callon. The Registration Statement was declared effective by the SEC on October 9, 2019, and Carrizo and Callon commenced mailing the definitive proxy statement/prospectus to their respective shareholders on or about October 11, 2019. This communication is not a substitute for the joint proxy statement/prospectus or the Registration Statement or for any other document that Carrizo or Callon may file with the SEC and/or send to Carrizo’s shareholders and/or Callon’s shareholders in connection with the proposed transaction. INVESTORS AND SECURITY HOLDERS OF CARRIZO AND CALLON ARE URGED TO READ THE REGISTRATION STATEMENT AND JOINT PROXY STATEMENT/PROSPECTUS, AS EACH MAY BE AMENDED OR SUPPLEMENTED FROM TIME TO TIME, AND OTHER RELEVANT DOCUMENTS FILED BY CARRIZO AND CALLON WITH THE SEC CAREFULLY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT CARRIZO, CALLON AND THE PROPOSED TRANSACTION.

Investors can obtain free copies of the Registration Statement and joint proxy statement/prospectus, as each may be amended from time to time, and other relevant documents filed by Carrizo and Callon with the SEC (when they become available) through the website maintained by the SEC at https://www.sec.gov. Copies of documents filed with the SEC by Carrizo will be available free of charge from Carrizo’s website at https://www.carrizo.com or by contacting Carrizo’s Investor Relations Department at 713-328-1055. Copies of documents filed with the SEC by Callon will be available free of charge from Callon’s website at https://www.callon.com or by contacting Callon’s Investor Relations Department at 281-589-5200.

Participants in the Proxy Solicitation

Carrizo, Callon and their respective directors and certain of their executive officers and other members of management and employees may be deemed, under SEC rules, to be participants in the solicitation of proxies from Carrizo’s and Callon’s shareholders in connection with the proposed transaction. Information regarding the executive officers and directors of Carrizo is included in its definitive proxy statement for its 2019 annual meeting filed with the SEC on April 2, 2019. Information regarding the executive officers and directors of Callon is included in its definitive proxy statement for its 2019 annual meeting filed with the SEC on March 27, 2019. Additional information regarding the persons who may be deemed participants and their direct and indirect interests, by security holdings or otherwise, will be set forth in the Registration Statement and joint proxy statement/prospectus and other materials when they are filed with the SEC in connection with the proposed transaction. Free copies of these documents may be obtained as described in the paragraphs above.

Cautionary Statement Regarding Forward-Looking Information

Certain statements in this communication concerning the proposed business combination between Carrizo and Callon, including any statements regarding the expected timetable for reconvening the shareholder meetings, future opportunities for the combined company, future financial performance and condition, guidance and any other statements regarding Carrizo’s or Callon’s future expectations, beliefs, plans, objectives, financial conditions, assumptions or future events or performance that are not historical facts are “forward-looking” statements based on assumptions currently believed to be valid. Forward-looking statements are all statements other than statements of historical facts. The words “anticipate,” “believe,” “ensure,” “expect,” “if,” “intend,” “estimate,” “probable,” “project,” “forecasts,” “predict,” “outlook,” “aim,” “will,” “could,” “should,” “would,” “potential,” “may,” “might,” “anticipate,” “likely” “plan,” “positioned,” “strategy,” and similar expressions or other words of similar meaning, and the negatives thereof, are intended to identify forward-looking statements. The forward-looking statements are intended to be subject to the safe harbor provided by Section 27A of the Securities Act of 1933, Section 21E of the Securities Exchange Act of 1934, and the Private Securities Litigation Reform Act of 1995.

These forward-looking statements involve significant risks and uncertainties that could cause actual results to differ materially from those anticipated, including, but not limited to, risk of litigation, including the results, uncertainties and costs of litigation, failure to obtain the required votes of Carrizo’s shareholders or Callon’s shareholders to approve the transaction and related matters; whether any redemption of Carrizo’s preferred stock will be necessary or will occur prior to the closing of the transaction; the risk that a condition to closing of the proposed transaction may not be satisfied, that either party may terminate the merger agreement or that the closing of the proposed transaction might be delayed or not occur at all; potential adverse reactions or changes to business or employee relationships, including those resulting from the announcement of the revised transaction or completion of the transaction; the diversion of management time on transaction-related issues; the ultimate timing, outcome and results of integrating the operations of Carrizo and Callon; the effects of the business combination of Carrizo and Callon, including the combined company’s future financial condition, results of operations, strategy and plans; the ability of the combined company to realize anticipated synergies and other benefits in the timeframe expected or at all; changes in capital markets and the ability of the combined company to finance operations in the manner expected; regulatory approval of the transaction; the effects of commodity price changes; and the risks of oil and gas activities. Expectations regarding business outlook, including changes in revenue, pricing, capital expenditures, cash flow generation, strategies for our operations, oil and natural gas market conditions, legal, economic and regulatory conditions, and environmental matters are only forecasts regarding these matters.

Additional factors that could cause results to differ materially from those described above can be found in Carrizo’s Annual Report on Form 10-K for the year ended December 31, 2018 and in its subsequent Quarterly Reports on Form 10-Q for the quarters ended March 31, 2019, June 30, 2019 and September 30, 2019, each of which is on file with the SEC and available from Carrizo’s website at https://www.carrizo.com and in other documents Carrizo files with the SEC, and in Callon’s Annual Report on Form 10-K for the year ended December 31, 2018 and in its subsequent Quarterly Reports on Form 10-Q for the quarters ended March 31, 2019, June 30, 2019 and September 30, 2019, each of which is on file with the SEC and available from Callon’s website at https://www.callon.com and in other documents Callon files with the SEC.

All forward-looking statements speak only as of the date they are made and are based on information available at that time. Neither Carrizo nor Callon assumes any obligation to update forward-looking statements to reflect circumstances or events that occur after the date the forward-looking statements were made or to reflect the occurrence of unanticipated events except as required by federal securities laws. As forward-looking statements involve significant risks and uncertainties, caution should be exercised against placing undue reliance on such statements.

Contact for Carrizo

Jeffrey P. Hayden, CFA

Vice President – Financial Planning and Analysis

(713) 328-1044

or

Kim Pinyopusarerk

Manager – Investor Relations

(713) 358-6430

Contact for Callon

Mark Brewer

Director of Investor Relations

or

Kate Schilling

Investor Relations

Callon Petroleum Company

ir@callon.com

(281) 589-5200